UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 17, 2003

 Date of Report (Date of earliest event reported)

UNION PLANTERS CORPORATION

 (Exact name of registrant as specified in charter)

TENNESSEE	1-10160	62-0859007

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UNION PLANTERS CORPORATION
6200 POPLAR AVENUE
MEMPHIS, TENNESSEE 38119

(Address of principal executive offices)

Registrant’s telephone number, including area code:     (901) 580-6000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. DISCLOSURE OF OPERATIONS AND FINANCIAL CONDITION)
SIGNATURE
EX-99.1 SLIDES FROM PRERECORDED EARNINGS MESSAGE
EX-99.2 TRANSCRIPT OF PRERECORDED EARNINGS MESSAGE

Item 9. Regulation FD Disclosure

The following information is furnished under Item 9 pursuant to Item 12 “Disclosure of Results of Operations and Financial Condition.”

On July 17, 2003, Union Planters hosted a prerecorded earnings message. The attached exhibits include the slides referred to in that earnings message as well as a transcript of the earnings message.

Exhibits furnished pursuant to Item 12:

99.1	Slides from July 17, 2003 prerecorded earnings message
99.2	Transcript of July 17, 2003 prerecorded earnings message

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 17, 2003	Union Planters Corporation Registrant /s/ Bobby L. Doxey Bobby L. Doxey Senior Executive Vice President, Chief Financial Officer and Chief Accounting Officer